UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024 (May 22, 2024)

BLACKROCK TCP CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 22, 2024, BlackRock TCP Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Tennenbaum Capital Partners, LLC, Series H of SVOF/MM, LLC and Morgan Stanley & Co. LLC, as representative of the underwriters named in Schedule A thereto, in connection with the issuance and sale of $325,000,000 aggregate principal amount of the Company’s 6.95% Notes due 2029 (the “Notes”). The Notes are expected to be issued on or about May 30, 2024, subject to customary closing conditions.

The Notes will be the senior unsecured obligations of the Company. The Company intends to use the net proceeds of the offering of the Notes to repay the Company’s outstanding 3.900% Notes due 2024 at or before maturity and for the temporary repayment of the Company’s other indebtedness. The Company may also invest the net proceeds of the offering of the Notes in accordance with its investment objective and for other general corporate purposes, including the payment of operating expenses.

The offering of the Notes was made pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-267593) previously filed with the Securities and Exchange Commission on September 23, 2022, as supplemented by a preliminary prospectus supplement dated May 22, 2024 and a final prospectus supplement dated May 22, 2024.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated May 22, 2024, by and among BlackRock TCP Capital Corp., Tennenbaum Capital Partners, LLC, Series H of SVOF/MM, LLC and Morgan Stanley & Co. LLC , as representative of the underwriters named in Schedule A thereto.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2024

BLACKROCK TCP CAPITAL CORP.

By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer